Taxation	12 Months Ended
Jun. 30, 2026
Taxation
Taxation

8.Taxation

Reconciliation of tax (credit)/expense	Year ended	Year ended	Year ended
	30 June 2026	30 June 2025	30 June 2024
	US$’000	US$’000	US$’000
Losses from operations	(10,043)	(2,711)	(1,376)

Tax using the Company’s effective domestic tax rate of 19% (2025: 19%, 2024: 19%)	(1,908)	(515)	(261)
Effects of:
Overseas tax rates differing from UK rate	(34)	—	—
Tax effect of disallowable expenditure	398	162	126
Current losses with no recognisable deferred tax asset	1,544	353	135
Tax charge	—	—	—

The tax reconciliation has been prepared using the UK corporation tax rate of 19%, being the domestic rate applicable to the parent company. The Group has operations in the United States which are subject to different tax rates. The impact of overseas tax rates is not material to the overall tax reconciliation due to the Group’s loss-making position and the non-recognition of deferred tax assets on tax losses.

Factors that may affect future tax charges

At the year end, the UK Company had estimated unused tax losses available for offset against suitable future profits of approximately US$14,315k (2025: US$4,356k, 2024: US$2,405k). A deferred tax asset has not been recognised in respect of such losses due to uncertainty of future profit streams.

The tax reconciliation included the tax effect of non-deductible expenditure of US$398k which represents permanent differences for tax purposes and does not form part of the losses available for carry forward.

The main rate of UK corporation tax during the year ended 30 June 2026 was 25 per cent, however the Company has applied the small profits rate being 19 per cent which is applicable to companies with profits under £50,000 (2025: 19 per cent, 2024: 19 per cent).